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                                                                   EXHIBIT 10.31

                             AMENDMENT NO. 1 TO THE
                      AMENDED AND RESTATED CREDIT AGREEMENT

     AMENDMENT dated as of December 8, 2000, to the Amended and Restated Credit Agreement dated as of March 24, 1998 amending and restating the Credit Agreement dated as of May 10, 1996 and amended as of March 5, 1998 (the "CREDIT AGREEMENT") among ALLERGAN, INC. (the "COMPANY"), the ELIGIBLE SUBSIDIARIES referred to therein, the BANKS party thereto, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "AGENT").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below:

     NOW, THEREFORE, the parties hereto agree as follows,

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Defined Terms. The defined term "Irish Affiliate Cash" is deleted from Section 1.01 and the following defined term is added to Section 1.01: "Adjusted Cash" means an amount equal to 70% of the cash and cash equivalents denominated in Dollars or in any currency which is readily exchangeable into Dollars and which is not, at such time, subject to any form of exchange control regulation, and which are payable by either their terms at an address within the United States and by a United States resident or other person having an address within the United States, owned by Allergan Pharmaceuticals Holdings (Ireland) Limited ("APHIL"), a subsidiary of Allergan Holdings, Inc., a Delaware corporation, or by the Company, such amount not to exceed $150,000,000 in respect of cash and cash equivalents owned by APHIL and $150,000,000 in respect of cash and cash equivalents owned by the Company.

     SECTION 3. Debt to Capitalization. Section 5.08 of the Credit Agreement is amended to read as follows:


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             SECTION 5.08. Debt to Capitalization. The ratio of (i) Consolidated
Debt less Adjusted Cash to (ii) Consolidated Debt less Adjusted Cash plus Adjusted Consolidated Net Worth will at no time be greater than 0.45:1.

     SECTION 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date (the "AMENDMENT EFFECTIVE DATE") when the Agent shall have received from each of the Company and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                           ALLERGAN, INC.


By: /s/ JEFFREY L. EDWARDS                 By: /s/ GARY PREM
    ----------------------------               ---------------------------------
    Name:  Jeffrey L. Edwards                  Name:  Gary Prem
    Title: SVP, Tax, Treasury &                Title: Assistant Treasurer
           Investor Relations

                                           REVOLVING COMMITMENT
                                            VEHICLE CORPORATION
                                            (Morgan Guaranty Trust Company of
                                            New York as Attorney-in-Fact for
                                            Revolving Commitment Vehicle
                                            Corporation)


                                           By: /s/ ROBERT BOTTAMEDI
                                               ---------------------------------
                                               Name:  Robert Bottamedi
                                               Title: Vice President


                                           BANK OF AMERICA, N.A.


                                           By: /s/ BRIAN SMITH
                                               ---------------------------------
                                               Name:  Brian Smith
                                               Title: Associate


                                           CITICORP USA, INC.


                                           By: /s/ CONNIE R. PESCAR
                                               ---------------------------------
                                               Name:  Connie R. Pescar
                                               Title: Vice President
                                                      Attorney-in-Fact


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                                            ABN AMRO BANK N.V. LOS ANGELES
                                            INTERNATIONAL BRANCH


/s/ MITSOO IRAVANI                          By: /s/ JOHN A. MILLER
------------------------                        --------------------------------
Mitsoo Iravani                                  Name:  John A. Miller
Assistant Vice President                        Title: Senior Vice President


                                            BANK ONE, N.A.


                                            By: /s/ JOSEPH PERDENZA
                                                --------------------------------
                                                Name:  Joseph Perdenza
                                                Title: Assistant Vice President


                                             WACHOVIA BANK OF GEORGIA, N.A.


                                             By: /s/ JOHN A. WHITNER
                                                 -------------------------------
                                                 Name:  John A. Whitner
                                                 Title: Senior Vice President


                                             WACHOVIA BANK OF GEORGIA, N.A.


                                             By: /s/ JILLIAN RICHARDSON
                                                 -------------------------------
                                                 Name:  Jillian Richardson
                                                 Title: Vice President


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